Exhibit 21.1
Subsidiaries

Brice Grove Apartments, LLC
Hilliard Grand Apartments, LLC
Hilliard Meadows Apartments, LLC
Hilliard Park Partners, L.L.C.
SIR Brice Grove, LLC
SIR Carrington Champion, LLC
SIR Carrington Park, LLC
SIR Carrington Place, LLC
SIR Clarion Park, LLC
SIR Creekside, LLC
SIR Deep Deuce, LLC
SIR Double Creek, LLC
SIR Forty 57, LLC
SIR Hamburg, LLC
SIR Hilliard Grand, LLC
SIR Hilliard Park, LLC
SIR Hilliard Summit, LLC
SIR Huffmeister Villas, LLC
SIR Jefferson, LLC
SIR Kingwood Villas, LLC
SIR Lands Holdings, LLC
SIR Mallard Crossing, LLC
SIR Montclair Parc, LLC
SIR Montecito, LLC
SIR Oak Crossing, LLC
SIR Quail North, LLC
SIR Riverford, LLC
SIR Sienna Grand, LLC
SIR Special Member Ltd., Inc.
SIR Spring Creek, LLC
SIR Sycamore Terrace, LLC
SIR Tapestry Park, LLC
SIR Waterford Riata, LLC
Steadfast Apartment REIT Operating Partnership, L.P.
STAR III Avery Point, LLC
STAR III Belmar, LLC
STAR III Bristol Village, LLC
STAR III Canyon Resort, LLC
STAR III Cottage Trails, LLC
STAR III Princeton Lakes, LLC
STAR III Special Member Ltd., Inc.
STAR III Sugar Mill, LLC
STAR III Sweetwater, LLC
STAR III Vista Ridge, LLC
STAR III VV&M, LLC
STAR 1250 West, LLC
STAR at Spring Hill, LLC
STAR Barrett Lakes, LLC

STAR Bella Terra, LLC
STAR Brentwood, LLC
STAR Brookfield, LLC
STAR Broomfield, LLC
STAR Carrington KC, LLC
STAR Cumberland, LLC
STAR Delano, LLC
STAR Eagle Lake, LLC
STAR East Cobb, LLC
STAR Farmers Market, LLC
STAR Fielders Creek, LLC
STAR Flatirons, LLC
STAR Garrison Station, LLC
STAR Harrison Place, LLC
STAR Hearthstone, LLC
STAR Heritage Place, LLC
STAR Horseshoe, LLC
STAR Hubbard, LLC
STAR Kensington, LLC
STAR Lakeside, LLC
STAR Los Robles, LLC
STAR McGinnis Ferry, LLC
STAR Meadows, LLC
STAR Monticello, LLC
STAR Oasis, LLC
STAR Park Valley, LLC
STAR Patina Flats, LLC
STAR Preston Hills, LLC
STAR REIT Services, LLC
STAR Ridge Crossings, LLC
STAR River Run, LLC
STAR RS Holdings, LLC
STAR Shores, LLC
STAR Special Member Ltd., Inc.
STAR Stoneridge, LLC
STAR T-Bone, LLC
STAR TRS, Inc.
STAR Wetherington, LLC